Subsequent Events [Text Block]	12 Months Ended
Dec. 31, 2013
Subsequent Events [Text Block]

31. Subsequent Events

U.S. Department of the Treasury Sale of Ally Common Stock

On January 23, 2014, Treasury sold 410,000 shares of Ally Financial Inc. common stock in a private offering. Treasury obtained gross proceeds of $3.0 billion from the common stock offering. At the conclusion of this sale, Treasury held approximately 37 percent of Ally’s common stock.

Notes Offering

On January 22, 2014, we completed a securities offering of $750 million in aggregate principal amount of 3.5% Ally senior guaranteed notes with a January 2019 maturity date.

Declaration of Quarterly Dividend Payments

On January 2, 2014, the Ally Board of Directors declared quarterly dividend payments on certain outstanding preferred stock. This included a cash dividend of $18.08 per share, or a total of $47 million, on Fixed Rate Cumulative Perpetual Preferred Stock, Series G; and a cash dividend of $0.53 per share, or a total of $22 million, on Fixed Rate/Floating Rate Perpetual Preferred Stock, Series A. The dividends were paid on February 18, 2014.